UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ___ )

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       Soliciting Material Pursuant to §240.14a-12

Sun Capital Advisers Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Missing Graphic Reference]

Sun Capital Advisers Trust
Sun Capital All Cap Fund
Sun Capital Investment Grade Bond Fund
Sun Capital Money Market Fund
Sun Capital Real Estate Fund
SC Davis Venture Value Fund
SC Oppenheimer Main Street Small Cap Fund
SC FI Large Cap Growth Fund
SC Blue Chip Mid Cap Fund

One Sun Life Executive Park
Wellesley, MA 02481
May 21, 2007
Dear Variable Contract Owner:
You are an owner of a variable annuity contract or variable life insurance policy (the “variable contract”) issued by either Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) (collectively, the “Insurance Companies”). Shares of one or more of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC FI Large Cap Growth Fund, and SC Blue Chip Mid Cap Fund (each, a “Fund” collectively, the “Funds”) of the Sun Capital Advisers Trust (the “Trust”) have been purchased under your contract by either Sun Life (U.S.) or Sun Life (N.Y.) through one or more of their respective separate accounts (the “Accounts”) to support contract values or fund benefits payable under your variable contract. Sun Life (U.S.) or Sun Life (N.Y.) is the record owner of Fund shares held in connection with your variable contract by the Account through which your contract was issued.

On June 25, 2007, there will be Special Meetings of the Funds and of the SC FI Large Cap Growth Fund.

As record owners of the Funds’ shares, the Insurance Companies have been asked to elect five individuals as members of the Trust’s Board of Trustees, including four individuals who currently serve as Trustees.

In addition, as record owners of SC FI Large Cap Growth Fund, Sun Life (U.S.) or Sun Life (N.Y.) has been asked to approve a proposal to continue to rely on the “manager of managers” exemptive order issued to the Trust by the Securities and Exchange Commission (the “Manager of Managers Proposal”). The “manager of managers” Order (the “Order”) permits the Trust’s Board of Trustees to approve the appointment of a subadviser to the Fund or a material change to the Fund’s subadvisory agreement without obtaining further shareholder approval. The Board of Trustees believes that Sun Capital Advisers LLC, the adviser to SC FI Large Cap

Growth Fund, is qualified to select and recommend subadvisers to provide portfolio management services, and that the additional delay and expense associated with seeking further shareholder approval results in unnecessary expense to the Fund. Although no such appointments or changes are currently contemplated, the Trust’s Board of Trustees believes the flexibility permitted by continued reliance on the Order would be beneficial to the Fund.
As you may know, your variable contract gives you the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) on how to vote the Fund shares supporting your contract at any meeting of that Fund’s shareholders at which shareholders are being asked to vote on any matter. WE ARE WRITING TO YOU TO ASK THAT YOU PROVIDE YOUR VOTING INSTRUCTIONS BY ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM(S) SO THAT WE MAY VOTE ON YOUR BEHALF AT THE MEETING OF SHAREHOLDERS OF THE FUND OR FUNDS IN WHICH YOUR VARIABLE CONTRACT VALUES ARE INVESTED.
The Board of Trustees recommends that you read the enclosed materials carefully and then instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote FOR the election of the nominees to serve on the Board of Trustees of the Trust. The Board of Trustees also recommends that those owners of variable contract owners with contract value allocated to SC FI Large Cap Growth Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote FOR the Manager of Managers Proposal. YOUR VOTE IS IMPORTANT. PLEASE TAKE A MOMENT NOW TO PROVIDE YOUR VOTING INSTRUCTIONS BY ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM(S). For your voting instructions to be counted, Sun Life (U.S.) or Sun Life (N.Y.) must receive them by 5 p.m. (E.T.) on June 24, 2007. For more information, please call Sun Capital Advisers LLC at 1-800-432-1102 x3330.
Sincerely,
[Missing Graphic Reference]
JAMES M.A. ANDERSON
President
Sun Capital Advisers Trust

Sun Capital Advisers Trust
Sun Capital All Cap Fund
Sun Capital Investment Grade Bond Fund
Sun Capital Money Market Fund
Sun Capital Real Estate Fund
SC Davis Venture Value Fund
SC Oppenheimer Main Street Small Cap Fund
SC FI Large Cap Growth Fund
SC Blue Chip Mid Cap Fund

One Sun Life Executive Park
Wellesley, MA 02481
1-800-432-1102 x3330

____________________________________________

Notice of Special Meetings of Shareholders
____________________________________________

To Be Held June 25, 2007

To owners of variable annuity contracts or variable life insurance policies (“variable contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) entitled to give voting instructions in connection with a separate account of Sun Life (U.S.) or Sun Life (N.Y.).

NOTICE IS HEREBY GIVEN of Special Meetings of the shareholders of Sun Capital Advisers Trust (the “Trust”). The Special Meetings will be held at One Sun Life Executive Park, Wellesley, Massachusetts 02481, on June 25, 2007, at 10:00 a.m. (E.T.), for the following purposes:

(1) WITH RESPECT TO THE TRUST (ALL FUNDS), to elect the members of the Trust’s Board of Trustees;

(2) WITH RESPECT TO SC FI LARGE CAP GROWTH FUND ONLY, to continue to rely on the Trust’s manager of managers order to permit the Trust’s Board of Trustees to appoint subadvisers and to approve amendments to subadvisory agreements; and

(3) To transact such other business as may properly come before the Special Meetings and any adjournments thereof.

Sun Life Assurance Company of Canada and certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) supporting variable contracts issued by Sun Life (U.S.) or Sun Life (N.Y.) are the only shareholders of the Funds. However, Sun Life (U.S.) and Sun Life (N.Y.) hereby solicit, and will vote the shares of the Funds at the Meeting in accordance with, timely instructions received from owners of variable contracts having contract values allocated to a separate account invested in such shares. Sun Life Assurance Company of Canada will vote its shares of the Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) collectively receive timely instructions from persons entitled to give voting instructions.

As a variable contract owner of record at the close of business on May 4, 2007, you have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the manner in which shares of a Fund attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement for the Funds is attached to this Notice and describes the matters to be voted upon at the Special Meetings or any adjournment(s) thereof. For your voting instructions to be counted, Sun Life (U.S.) or Sun Life (N.Y.) must receive them by 5 p.m. (E.T.) on June 24, 2007.

Your vote is important. Whether or not you expect to attend the Special Meetings, please follow the steps on the enclosed Voting Instruction Form to provide voting instructions by telephone, through the Internet, or by mail.
By order of the Board of Trustees
[Missing Graphic Reference]
MAURA A. MURPHY, ESQ.
Wellesley, Massachusetts  Secretary
May 21, 2007

Sun Capital Advisers Trust
One Sun Life Executive Park
Wellesley Hills, MA 02481

___________________

Proxy Statement
___________________

Special Meetings of Shareholders
To Be Held June 25, 2007

TABLE OF CONTENTS

INTRODUCTION	2

GENERAL VOTING INFORMATION	3

PROPOSAL 1. TO ELECT THE MEMBERS OF THE TRUST’S BOARD
OF TRUSTEES	6

PROPOSAL 2. TO APPROVE CONTINUED RELIANCE ON THE
MANAGER OF MANAGERS ORDER TO PERMIT THE BOARD OF TRUSTEES OF THE TRUST AND SUN CAPITAL TO SELECT SUBADVISERS OR TO AMEND SUBADVISORY AGREEMENTS WITHOUT OBTAINING FURTHER SHAREHOLDER APPROVAL
(SC FI LARGE CAP GROWTH FUND ONLY)	10

ADDITIONAL INFORMATION	14

Exhibit A: Information Pertaining To Trustee Nominees	A-1

Exhibit B: Security Ownership of Management	B-1

Exhibit C: Aggregate Dollar Range of Equity Ownership by Trustee
Nominees in Each Fund and Other Sun Capital-Sponsored Funds	C-1

Exhibit D: Board and Committee Meetings	D-1

Exhibit E: Compensation of Independent Trustees Paid by Each Fund	E-1

Exhibit F: Information Pertaining to Officers of the Funds	F-1

Exhibit G: Information Concerning the Trust’s Independent Registered
Public Account Firm	G-1

INTRODUCTION

This Proxy Statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board”) of Sun Capital Advisers Trust (the “Trust”) by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) to owners of certain variable annuity contracts and variable life insurance policies (“variable contracts”) issued by Sun Life (U.S.) or Sun Life (N.Y.) and having contract values on the record date allocated to a separate account of Sun Life (U.S.) or Sun Life (N.Y.) invested in a series of shares of the Trust representing an interest in one or more of the following investment portfolios of the Trust: Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC FI Large Cap Growth Fund and SC Blue Chip Mid Cap Fund (each, a “Fund” collectively, the “Funds”).

This Proxy Statement is being furnished in connection with the solicitation of voting instructions from owners of variable contracts (“Owners”) for use at the special meetings of shareholders of the Trust to be held on June 25, 2007, at 10:00 a.m. (E.T.), (the “Meeting”). The Meeting will be at the offices of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481, for the purposes set forth below and in the accompanying Notice of Special Meetings of Shareholders. Shareholders of each Fund will meet and vote at the Meeting as to proposals applicable to such Fund(s). The approximate mailing date of this Proxy Statement and the Voting Instruction Form(s) is May 21, 2007.

At the Meeting, shareholders will be asked:

1. To elect the members of the Trust’s Board of Trustees (All Funds’ shareholders are entitled to vote on this proposal).

2. To approve a proposal to continue to rely on the Trust’s manager of managers order to permit the Trust’s Board of Trustees to appoint subadvisers and to approve amendments to subadvisory agreements without having to obtain further shareholder approval (Only shareholders of SC FI Large Cap Growth Fund are entitled to vote on this proposal).

3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Sun Life Assurance Company of Canada (“Sun Life of Canada”) and certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) are the Funds’ only shareholders. However, Sun Life (U.S.) and Sun Life (N.Y.) will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from Owners having contract value allocated to Sun Life of Canada (U.S.) Variable Account F, Keyport Variable Account A, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, KBL Variable Annuity Account,

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KBL Variable Account A, Sun Life (N.Y.) Variable Account C, or Sun Life (N.Y.) Variable Account D (the “Accounts”) and invested in the relevant Fund’s shares on the record date.

The Trust is an open-end, management investment company issuing eight series of shares, each series representing a fractional undivided interest in a particular investment portfolio, each of which has a different investment objective and different investment policies.

Earlier this year, each Owner received the Trust’s annual report to shareholders dated as of December 31, 2006. Additional copies of this report are also available without charge by calling Sun Capital Advisers LLC at 1-800-432-1102 x3330 or writing to the Secretary of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481, Sun Code 1335.

GENERAL VOTING INFORMATION

This Proxy Statement is being furnished to Owners on behalf of the Board of the Trust in connection with the solicitation by Sun Life (U.S.) and Sun Life (N.Y.) of voting instructions from Owners indirectly invested in each Fund in connection with the Meeting to be held on June 25, 2007. The Trust’s Board has called the Meeting to consider the matters indicated on the cover page of the Proxy Statement.

Sun Life of Canada and the Accounts are the only holders of each Fund’s shares. Sun Life (U.S.) and Sun Life (N.Y.) will vote each Fund’s shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Accounts. Owners have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) with respect to that number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the amount of the Owners’ variable contract value allocated to the subaccount of each Account holding the shares of the appropriate Fund on the record date.

Sun Life (U.S.) and Sun Life (N.Y.) will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are timely received. If a Voting Instruction Form is received that does not specify a choice, Sun Life (U.S.) or Sun Life (N.Y.) will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates. In certain circumstances, Sun Life (U.S.) and Sun Life (N.Y.) have the right to disregard voting instructions from certain Owners. Sun Life (U.S.) and Sun Life (N.Y.) do not believe that these circumstances exist with respect to matters currently before each Fund’s shareholders. Owners may revoke previously submitted voting instructions given to Sun Life (U.S.) or Sun Life (N.Y.) at any time prior to the Meeting by notifying the Secretary of the Trust in writing at One Sun Life Executive Park, Wellesley, Massachusetts 02481. Sun Life of Canada will vote

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its shares of the Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) collectively receive timely instructions from persons entitled to give voting instructions.

The Board of the Trust has fixed May 4, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of May 4, 2007, there were outstanding 172,705,630.167 shares representing an interest in the Trust, and each Fund had the following number of shares outstanding:

Fund	Number of Shares Outstanding
Sun Capital All Cap Fund	1,085,522.505
Sun Capital Investment Grade Bond Fund	6,234,731.117
Sun Capital Money Market Fund	128,333,372.140
Sun Capital Real Estate Fund	9,495,061.842
SC Davis Venture Value Fund	4,855,897.559
SC Oppenheimer Main Street Small Cap Fund	6,463,734.854
SC FI Large Cap Growth Fund	11,614,709.470
SC Blue Chip Mid Cap Fund	4,622,600.680

Trustees and executive officers of the Trust cannot directly own the issued and outstanding shares of any class of each Fund, but may own shares indirectly through variable products. None of the Trustees or executive officers of the Trust beneficially owns, directly or indirectly, any shares of the Trust. To the best knowledge of the Trust’s Board, Sun Life (U.S.) or Sun Life (N.Y.), there are no Owners, as of May 4, 2007, who have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to 5% or more of any Fund’s shares. As of May 4, 2007, Sun Life of Canada held directly the following numbers of shares:

Fund	Number of Shares	Number of Shares as a Percentage of the Fund’s Total Outstanding Shares
Sun Capital All Cap Fund	268,110.953	24.70%
Sun Capital Investment Grade Bond Fund	—	—%
Sun Capital Money Market Fund	—	—%
Sun Capital Real Estate Fund	—	—%
SC Davis Venture Value Fund	2,084.787	0.04%
SC Oppenheimer Main Street Small Cap Fund	1,675.746	0.03%
SC FI Large Cap Growth Fund	302,502.503	2.60%
SC Blue Chip Mid Cap Fund	—	—%

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For your voting instructions to be counted, Sun Life (U.S.) or Sun Life (N.Y.) must receive them by 5:00 p.m. (E.T.) on June 24, 2007. You may communicate your voting instructions by telephone, Internet, or by mailing a properly executed voting instruction form to PROXY SERVICES, P.O. BOX 9196, FARMINGDALE, NEW YORK 11735-9499.

The Trust is a statutory trust that was organized under Delaware law on July 13, 1998, and is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each share of beneficial interest is entitled to one vote. Fractional shares are entitled to a proportionate fractional vote, which will be counted. Approval of Proposal 1, the proposed election of Trustees, requires the affirmative vote of the holders of a plurality of the Trust’s outstanding shares at the close of business on the record date provided that at least one-third of the outstanding shares of the Trust are present at the Meeting. To achieve the required plurality, each Trustee nominee must receive more votes “FOR” election than any competing nominee for the same Board seat. Management is not aware of any competing nominee or slate of nominees that will be nominated at the Meeting. All holders of the Trust’s Initial and Service Class shares of all Funds vote together as a single class with respect to Proposal 1.

Approval of Proposal 2, which is to be voted on only by shareholders of SC FI Large Cap Growth Fund, requires the affirmative vote of the holders of the lesser of (a) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the SC FI Large Cap Growth Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the SC FI Large Cap Growth Fund’s outstanding voting securities. Both Service Class and Initial Class shareholders of the SC FI Large Cap Growth, vote together as a single class with respect to Proposal 2.

Shares that receive a voting instruction to “abstain” on a proposal will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as votes in favor of such proposal. Shareholders present at the Meeting may adjourn the Meeting for various reasons including the following: (1) fewer than one-third of the outstanding shares present at the meeting, (2) insufficient votes are present for purposes of having a quorum with respect to a proposal, (3) insufficient votes are cast in favor of a proposal to approve the proposal, or (4) Sun Life (U.S.) and Sun Life (N.Y.) receive voting instructions from so few Owners that they cannot in good faith vote shares for which instructions are not received in proportion to those for which instructions are received. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders or Owners. Sun Life of Canada, Sun Life (U.S.) and Sun Life (N.Y.) will vote: (1) shares represented by instructions to vote in favor of a proposal, in favor of adjournment, (2) shares represented by

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instructions to vote against a proposal, against an adjournment, and (3) remaining shares, in favor or against adjournment in proportion to the shares voted pursuant to instructions.

The Trust will bear all of the expenses of soliciting voting instructions, except that Sun Life (U.S.) or Sun Life (N.Y.) will bear all of the expenses of soliciting voting instructions for Proposal 2. The solicitation of instructions will be made primarily by mail but may include (without cost to the Trust), telephone, telegraphic or oral communications by employees of Sun Life (U.S.) or its affiliates. This Proxy Statement and voting instruction form(s) were first mailed to Owners on or about May 21, 2007.

PROPOSAL 1
TO ELECT THE MEMBERS OF THE TRUST’S
BOARD OF TRUSTEES

The Trust’s Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board of the Trust appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

The Trust’s Board has set the number of Trustees at five, and proposed a slate of five nominees to serve on the Board of the Trust, each to hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Each of the following nominees has consented to be named to serve as a Trustee: James M.A. Anderson, Michael P. Castellano, Dawn-Marie Driscoll, Anthony C. Paddock, and William N. Searcy, Jr. Certain biographical and other information relating to the Trustee nominees is set forth in Exhibit A. Each nominee other than Ms. Driscoll currently serves as a Trustee. On February 16, 2007, the members of the Trust’s Nominating and Governance Committee (described below), nominated Ms. Driscoll to serve as Trustee in anticipation of the mandatory retirement of Mr. Paddock, effective December 31, 2007.

The Trust’s Board knows of no reason why any of these nominees will be unable to serve. In the unanticipated event that any of these nominees should be unable to serve, the Board will propose a substitute nominee and the proxies received will be voted for such substitute nominee or nominees as may be appointed.

Reason for the Proposal

Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that any vacancy on the board of trustees or directors of a registered investment company, such as the Trust, may be filled by the action of the existing trustees/directors only if immediately after filling such vacancy, at least two-thirds of the members of the Board will have been elected by shareholders.

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Of the four current members of the Trust’s Board of Trustees, three (Messrs. Anderson, Searcy and Paddock) have been elected by shareholders (at the inception of the Trust in 1998 by the then sole shareholder). Mr. Castellano was appointed to the Trust’s Board without a vote of shareholders on February 15, 2005, to fill a vacancy. Under Section 16 of the 1940 Act, Ms. Driscoll may not be appointed by the Board without a shareholder vote because immediately after such a Board appointment only three of the then five Trustees, 60%, or fewer than two-thirds, will have been elected by shareholders.

Thus, it is necessary to hold a shareholder meeting for the purpose of electing Ms. Driscoll to the Board.

The Nominating and Governance Committee has further considered it appropriate that all of the current members of the Board, even those previously elected by shareholders, stand for election by shareholders.

Security Ownership of Management

As reflected in Exhibit B and Exhibit C, as of May 4, 2007, none of the Trustees or executive officers owned, as a group, any of the issued and outstanding shares of all classes of each Fund. As noted above, Sun Life Assurance Company of Canada and certain Accounts of Sun Life (U.S.) or Sun Life (N.Y.) are the only shareholders of the Funds.

Board and Committee Meetings

During the Trust’s previous fiscal year, the Board held the number of regularly scheduled and special meetings indicated in Exhibit D. Each of the Trustees then in office attended at least 75 percent of the total number of meetings of the Board and at least 75 percent of the total number of meetings of the Audit Committee and the Nominating and Governance Committee for which he or she served.

The Board has established the following committees: the Audit Committee, the Valuation Committee, the Dividend Committee, and the Nominating and Governance Committee.

The Audit Committee consists of three members: Mr. Castellano (Chairman), Mr. Searcy, and Mr. Paddock, none of whom is an “interested person” (within the meaning of that term under Section 2(a)(19) of the 1940 Act). (Each Trustee who is not such an “interested person” is an “Independent Trustee”.) The functions performed by the Audit Committee are to oversee the integrity of the Trust’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust’s independent auditors and provides an open avenue of communication among the independent auditors, Trust management and the Board. This Committee held two meetings during the fiscal year ended December 31, 2006.

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The Valuation Committee consists of five members, including all of the Independent Trustees. The Valuation Committee members are Mr. Anderson, Mr. Castellano, Mr. Searcy, Mr. Paddock, and James F. Alban. The function of the Valuation Committee is to determine the value of securities held by the Funds in instances where market quotations are not readily available or are considered unreliable. The Valuation Committee held 16 meetings during the fiscal year ended December 31, 2006.

The Dividend Committee consists of three members: Mr. Alban, Mr. Anderson, and Susan J. Walsh. The function of the Dividend Committee is to declare dividends necessary to meet federal income and excise tax requirements. The Dividend Committee held two meetings during the fiscal year ended December 31, 2006.

The Nominating and Governance Committee consists of three members, each of whom is an Independent Trustee: Mr. Castellano, Mr. Searcy, and Mr. Paddock (Chairman). The functions of the Nominating and Governance Committee are: (i) to recommend to the Board candidates to serve as Trustees; and (ii) to oversee and make recommendations to the Board regarding fund governance-related matters, including but not limited to: Board compensation practices, retirement policies, self-assessments of effectiveness, review of possible conflicts of interest and independence issues involving Trustees, and allocations of assignments and functions of Board committees. The Nominating and Governance Committee held four meetings during the fiscal year ended December 31, 2006.

To view the Nominating and Governance Committee Charter, please visit www.suncapitaladvisers.com.

Policies Concerning Board or Committee Nominees

The Nominating and Governance Committee’s charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee, the Nominating and Governance Committee considers the following qualifications: (i) the candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Funds, any adviser or subadviser to a Fund, or the Funds’ principal underwriter; (ii) the candidate should have a reputation for adherence to high ethical standards; (iii) the candidate should have demonstrated sufficient business or financial acumen; (iv) the candidate should have sufficient time to regularly attend and participate in meetings of the Board and its committees on which the candidate would be a member; (v) the candidate should have the ability to understand potential conflicts of interest of various constituencies of the Trust, and to act in the interests of all shareholders; (vi) the candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee; and (vii) the candidate should have the capability to serve a number of years before reaching the Trust’s mandatory retirement age for Independent Trustees. It is considered desirable that at least one Independent Trustee be an “audit committee financial expert” (as such term is defined by the Commission) whenever it is

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reasonably practicable and, accordingly, the Nominating and Governance Committee shall give due consideration to the qualifications necessary to be designated as an “audit committee financial expert” in evaluating candidates for nomination. The Nominating and Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis to the extent proscribed by law.

Shareholder Recommendations

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to be considered by the Nominating and Governance Committee. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of any Fund that is beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would, or would not be, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

In a case where the Trust is holding a meeting of shareholders at which Trustees are to be elected, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail the proxy statement. Any such submission must also be submitted by such date, and contain such other information, as may be specified in the Trust’s By-laws. The Nominating and Governance Committee initiated the recommendation of Ms. Driscoll to serve as an Independent Trustee.

Shareholder Communications

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee via the Secretary of the Trust, c/o Sun Capital Advisers Trust, One Sun Life Executive Park, Wellesley, Massachusetts 02481. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Funds.

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Members of the Board may, but generally do not, attend shareholder meetings. Members of the Board did not attend the most recent shareholder meeting held on August 5, 2004.

Compensation of Trustees

Exhibit E summarizes the compensation for each of the current Independent Trustees with respect to each Fund. Mr. Anderson, as an “interested person” of the Trust, does not receive any compensation from any of the Funds.

Officers

Information relating to the officers of the Trust is set forth in Exhibit F to this Proxy Statement. Officers of the Trust are elected and appointed by the Board of the Trust and hold office until they resign, are removed, or are otherwise disqualified to serve.

Information Concerning the Trust’s Independent Registered Public Accounting Firm

Information concerning the Trust’s independent registered public accounting firm is set forth in Exhibit G.

The Board, including the Independent Trustees, unanimously recommends that Owners instruct Sun Life (U.S.) and Sun Life (N.Y.) to vote “FOR” each of the nominees.

PROPOSAL 2
TO APPROVE CONTINUED RELIANCE ON THE MANAGER OF MANAGERS ORDER TO PERMIT THE BOARD OF TRUSTEES AND SUN CAPITAL TO SELECT SUBADVISERS OR TO AMEND SUBADVISORY AGREEMENTS WITHOUT OBTAINING FURTHER SHAREHOLDER APPROVAL (SC FI LARGE CAP GROWTH FUND ONLY)

The “Manager of Managers” Proposal

On April 24, 2000, the Trust and Sun Capital obtained an exemptive order from the Commission relieving them from certain provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder, and permitting Sun Capital to appoint subadvisers, to enter into subadvisory agreements and to amend or terminate existing subadvisory agreements with the approval of the Board of Trustees but without obtaining shareholder approval (the “Manager of Managers Order” or the “Order”).
The Manager of Managers Order applies to all of the Funds that meet the conditions of the Order. Absent such an exemptive order, the provisions of the 1940 Act would require that shareholders of a mutual fund approve any new subadvisory agreement and any material amendments to an existing subadvisory agreement. If

16

shareholders of the SC FI Large Cap Growth Fund (the “Growth Fund”) approve this proposal to continue the Growth Fund’s reliance on the Order (the “Manager of Managers Proposal”), Sun Capital will be authorized, subject to approval by the Board, including a majority of the Independent Trustees, to evaluate, select and retain one or more subadvisers for the Growth Fund, terminate or replace any subadviser so approved or modify any subadvisory agreement with respect to the Growth Fund without obtaining further approval of the Growth Fund’s shareholders. The Board and Sun Capital would be authorized to take such actions whenever they determine that such actions will benefit the Growth Fund and its shareholders. The exemptive relief provided by the Manager of Managers Order would not extend to permit the appointment of any subadviser affiliated with Sun Capital or the amendment of any subadvisory agreement with any such affiliate.

Reason for the Manager of Managers Proposal

One condition of the Manager of Managers Order is that the shareholders of any Fund that is to rely on the Order must first approve the application of the Manager of Managers Order to that Fund.

When the Growth Fund was launched on May 1, 2006, the initial shareholder approved the Growth Fund’s ability to rely on the Manager of Managers Order. Subsequently, however, on April 27, 2007, certain assets of the Alger American Growth Portfolio of the Alger American Fund and AllianceBernstein VPS Large Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund attributable to variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.) were transferred to the Growth Fund in exchange for shares of the Growth Fund having an equivalent value to the net assets transferred. As a result of this transaction, the Growth Fund was substituted for these other two funds in the variable contracts and became the funding vehicle for contract values previously invested in these funds.

This substitution transaction was effected in reliance on an exemptive order issued by the Commission to Sun Life (U.S.) and Sun Life (N.Y.) pursuant to Section 26(c) of the 1940 Act (the “Substitution Order”). A condition of the Substitution Order requires that before the Growth Fund may change its subadviser, add a new subadviser, or otherwise rely on the Manager of Managers Order, the Fund’s shareholders must vote to approve either the subadviser change or the Growth Fund’s continued ability to rely on the Manager of Managers Order. Thus, as a result of the April 27, 2007 substitution transaction made in reliance on the Substitution Order, the Growth Fund may not currently utilize the exemptive relief granted by the Manager of Managers Order that it would otherwise be entitled to utilize.

The Trustees have determined that it is in the best interest of the shareholders of the Growth Fund that Sun Capital and the Growth Fund once again be entitled to rely on the Manager of Managers Order. Although no new subadviser appointments or changes to the subadvisory agreement are currently contemplated, the Trustees believe the flexibility permitted by continued reliance on the Manager of Managers Order would be beneficial to the Growth Fund.
Continuation of Reliance on the Manager of Managers Order

Sun Capital has served as the investment adviser to each Fund of the Trust since its inception. Sun Capital represents that it has the experience and expertise to evaluate, select and supervise subadvisers that Sun Capital believes can add value to shareholders’ investments in the Funds and where appropriate, replace a subadviser who no longer performs in accordance with Sun Capital’s expectations.
As described above, approval of the Manager of Managers Proposal will simply restore the Growth Fund’s ability to rely upon the Manager of Managers Order. It will not affect any of the requirements under the federal securities laws that govern the Trust, the Growth Fund, Sun Capital, any proposed subadviser, or any proposed subadvisory agreement, other than the requirement to have a subadvisory agreement approved at a meeting of the Growth Fund’s shareholders. The Board of the Trust, including the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements between Sun Capital and any subadviser, as well as all changes to any subadvisory agreements. In addition, in connection with any utilization of the relief afforded by the Manager of Managers Order, the Growth Fund and Sun Capital would be subject to several conditions imposed by the Commission to ensure that the interests of the Growth Fund’s shareholders are adequately protected. Furthermore, within 90 days following any change to the Growth Fund’s subadvisory arrangements made in reliance upon the Manager of Managers Order, the Growth Fund will provide you with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory agreement and the subadvisory fee that the Growth Fund would be required to send you in a proxy statement. This information statement will permit Owners having contract values invested in shares of the Growth Fund to determine if they are satisfied with the subadvisory arrangement. If not satisfied, these Owners would be able to transfer their contract values from the Growth Fund to another fund. Transfers may be subject to restrictions and/or transaction fees that apply under the variable contracts.

SHAREHOLDER APPROVAL OF THIS MANAGER OF MANAGERS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE GROWTH FUND. FURTHERMORE, THERE IS NO CURRENT INTENTION TO CHANGE THE SUBADVISORY ARRANGEMENTS OF THE GROWTH FUND. If the Growth Fund approves this proposal, Sun Capital, pursuant to its management contract with the Growth Fund, will continue, directly or through subadvisers, to provide the same level of management and administrative services to the Growth Fund as it has always provided. The Growth Fund will not be responsible for the payment of any subadvisory fees.

The exemptive relief provided by the Manager of Managers Order applies to at least the following situations: (1) a subadviser is removed and replaced for substandard performance; (2) an individual acting as the Growth Fund’s portfolio manager moves from employment with one subadviser to another firm, which firm

16

Sun Capital and the Trust’s Board then wishes to appoint as a subadviser; (3) there is a change of control of a subadviser terminating the existing subadvisory agreement with the subadviser; (4) Sun Capital and the Trust’s Board decide to diversify the Growth Fund’s management by adding one or more additional subadviser(s); (5) there is a change in investment style of the Growth Fund requiring a change to a subadviser having expertise in that style; and (6) Sun Capital negotiates a reduction (or the subadviser negotiates an increase) in the subadvisory fee that Sun Capital pays to a subadviser. If Sun Capital negotiates a decrease in the compensation that it pays any subadviser and effectively retains more of the advisory fee for itself, no shareholder action would be required. The Manager of Managers Order will not be used to approve any subadviser that is affiliated with Sun Capital as that term is used in the 1940 Act or to materially amend any subadvisory agreement with an affiliated subadviser. Instead, a special shareholder meeting would be called to permit shareholders to approve any new or amended subadvisory arrangement with an affiliated subadviser.

The Board believes that it is in the best interest of the Owners having contract values invested in Growth Fund shares to continue to allow Sun Capital the flexibility to provide investment advisory services to the Growth Fund through one or more subadvisers. In addition, the Board believes that restoring to Sun Capital and the Trust’s Board maximum flexibility to select, supervise and evaluate subadvisers -- without incurring the necessary delay or expense of obtaining further shareholder approval -- is in the best interest of the Growth Fund’s shareholders because it will allow the fund to operate more efficiently. Without the ability to utilize the Manager of Managers Order, in order for Sun Capital to appoint a new subadviser or materially modify a subadvisory agreement, the Board would need to call and hold a shareholder meeting of the Growth Fund, create and distribute proxy materials, and solicit votes from the Growth Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, Sun Capital would be able to act more quickly to appoint a new subadviser if and when the Board and Sun Capital feel that the appointment would benefit the Growth Fund.

Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in Sun Capital (subject to review by the Board) in light of Sun Capital’s expertise in investment management and its ability to select the most appropriate subadviser(s). The Board believes that many Owners choose to invest contract values in the Growth Fund because of Sun Capital’s investment management experience and expertise. Sun Capital believes that, if in the future it becomes appropriate to change a subadviser to the Growth Fund, it can use this experience and expertise in evaluating and choosing subadvisers who can add the most value to your investment in the fund.

Finally, the Board will provide sufficient oversight of the Growth Fund’s subadvisory arrangements to ensure that shareholders’ interests are protected whenever Sun Capital selects a subadviser or modifies a subadvisory agreement. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements as well as any modification

16

to existing subadvisory agreements. In their review, the Board will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Board will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser’s compliance with federal securities laws and regulations. Each subadvisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the Manager of Managers Order provides relief.

Recommendation

The Board of the Trust, including the Independent Trustees, unanimously recommends that Owners instruct Sun Life (U.S.) and Sun Life (N.Y.) to vote “FOR” the Manager of Managers Proposal to allow Sun Capital and the Board to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without obtaining further shareholder approval.

ADDITIONAL INFORMATION

Information about the mutual funds available as investment options under the variable contracts is included in their current prospectuses, which have been sent to Owners, and statements of additional information. Copies of these materials are available, without charge, upon request. Copies of the Annual Reports for the Trust and the other mutual funds available as investment options under the variable contracts are also available upon request. To request a copy of a prospectus, statement of additional information, or annual report, please contact Sun Capital Advisers LLC at 1-800-432-1102 x3330.

Sun Life (U.S.), Sun Life (N.Y.) and the Trust know of no other matters to be brought before the Meeting, but should any other matter requiring the vote of shareholders arise, Sun Life (U.S.) or Sun Life (N.Y.) will vote in accordance with their best judgment in the interest of the Trust and the relevant Fund(s).

Shareholder Proposals

Since the Trust does not hold regular meetings of shareholders, it cannot anticipate or provide the date of the next meeting of shareholders. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders or Owners. See“Shareholder Recommendations” and “Shareholder Communications” above for a description of shareholder proposals concerning nominees for the Trust’s Board.

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Investment Adviser and Subadvisers

Sun Capital, One Sun Life Executive Park, Wellesley, Massachusetts 02481, serves as the investment manager to the Trust. Sun Capital has engaged:

Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85076, as the subadviser to the SC Davis Venture Value Fund;

OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, as the subadviser to the SC Oppenheimer Main Street Small Cap Fund;

Pyramis Global Advisors, LLC, 82 Devonshire Street, Boston, Massachusetts 02109, as the subadviser to the Growth Fund; and

Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, as the subadviser to the SC Blue Chip Mid Cap Fund.

Administrator

State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, serves as the Trust’s administrator.

Principal Underwriter

Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley, Massachusetts 02481, serves as the Trust’s principal underwriter.

Inquiries

Contract Owners may make inquiries by contacting their registered sales representative or by calling Sun Capital Advisers LLC at 1-800-432-1102 x3330.

Quorum, Vote Required, and Voting Procedures

A quorum for the Meeting, for purposes of voting on Proposal 1, consists of holders of one-third of the outstanding shares of the Trust (with shares of all Funds voting together) present at the Meeting in person or by proxy. For Growth Fund, a quorum for the Meeting for purposes of voting on Proposal 2 consists of holders of more than 50 percent of the Fund’s outstanding shares present at the Meeting in person or by proxy.

Required Vote

Approval of Proposal 1 will require the affirmative vote of a plurality of the votes cast (with shares of all Funds voting together) at the Meeting. This means that each Trustee nominee must receive more votes “FOR” election than any competing nominee for the same Board seat. Management is not aware of any competing nominee or slate of nominees that will be nominated at the Meeting. For Proposal 2, which is to be voted on only by shareholders of Growth Fund, approval requires

16

the affirmative vote of a majority of the outstanding voting securities of the Growth Fund. The term “a majority of the outstanding voting securities,” as used in this Proxy Statement, is defined by the 1940 Act as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the Growth Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Growth Fund’s outstanding voting securities. Both the Service Class and Initial Class shareholders of the Growth Fund will vote together on Proposal 2. Shares for which there is an abstention or broker non-vote will be counted for quorum purposes but will not be treated as voted for purposes of determining whether the proposal has passed. If Growth Fund shareholders do not approve this proposal, the subadviser approval policy will not be adopted and decisions regarding a proposed subadviser or a material change to a subadvisory agreement will continue to require shareholder approval.

Adjournment for Insufficient Instructions

If sufficient votes to approve either proposal are not received by a Fund by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for that Fund only to allow further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders with respect to such solicitation. Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all shareholders.
[Missing Graphic Reference]
MAURA A. MURPHY, ESQ.
Secretary

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Exhibit A: Information Pertaining To Trustee Nominees

Table 1. Certain biographical and other information relating to the Trustee nominee who is an “interested person” of the Trust, as that term is defined in the 1940 Act, is set forth below. Mr. Anderson is an interested person of the Trust because he is the President, Chief Investment Officer and Manager of Sun Capital Advisers LLC, each Fund’s investment adviser.

Name, Address and Age	Current Position with Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Trustee	Other Directorships
James M.A. Anderson* 150 King Street West Toronto, Ontario M5H 1J9 Year of Birth: 1949	Trustee, President and Chief Executive Officer (since 1998).	Executive Vice President and Chief Investment Officer, Sun Life Assurance Company of Canada since 2005. President, Chief Investment Officer and Manager, Sun Capital Advisers LLC, since 1998. Associated with Sun Life Financial since 1970.	8	Director, Sun Life of Canada (U.S.) SPE 97-I, Inc. since 2003, Director, Crosspointe Shops I LLC since 2004, Director, Crosspointe Shops II LLC since 2004.
__________________

* An “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

A-

Table 2. Certain biographical and other information relating to each Trustee nominee who is not an “interested person” of the Trust, as that term is defined in the 1940 Act, is set forth below.

Name, Address and Age	Current Position with Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Trustee	Other Directorships
Michael P. Castellano* c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of Birth: 1941	Trustee (since 2005).	Retired. Former Directorships: ResortQuest International, Globe Tel Communications Corp., Puradyn Filter Technologies, Kobren Insight Funds, Sona Mobil Holdings Corp.	8	None.
Anthony C. Paddock* c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of Birth: 1935	Trustee (since 1998).	Managing Director, Empire Valuation Consultants, Inc., since 1996. President, AC Paddock & Associates (consulting), since 1996.	8	None.
William N. Searcy, Jr.*c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of Birth: 1946	Trustee (since 1998), Chairman of the Board (since 2005).	Retired. Pension and savings trust officer, Sprint Corp. 1989-2003.	8	Trustee, DWS Scudder Funds (New York) Board (92 mutual funds) since 1993.

Name, Address and Age	Current Position with Fund	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Trustee	Other Directorships
Dawn-Marie Driscoll c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of Birth: 1946	None.
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute; Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute.
			None.	Trustee, DWS Scudder Funds (New York) Board (92 mutual funds) since 1987.

A-

Exhibit B: Security Ownership of Management

Trustees and executive officers cannot directly own the issued and outstanding shares of any class of each Fund, but may own shares indirectly through variable products. As of May 4, 2007, the Trustees and executive officers indirectly owned, as a group, none of the issued and outstanding shares of any class of each Fund.

B-

Exhibit C: Aggregate Dollar Range of Equity Ownership by Trustee Nominees in Each Fund and Other Sun Capital-Sponsored Funds

Trustee nominees cannot directly own the issued and outstanding shares of any class of each Fund, but may own shares indirectly through variable products. As of May 4, 2007, no Trustee nominee indirectly owned any equity securities in any Fund or beneficially owned equity securities in any other Sun Capital-sponsored fund. None of the Trustee nominees has deferred compensation that is deemed invested in Fund shares.

C-

Exhibit D: Board and Committee Meetings

Set forth in the table below is information regarding meetings of the Board and standing committees held during each Fund’s fiscal year ended December 31, 2006.

	Number of Meetings During Last Fiscal Year
Fund	Board of Trustees	Audit Committee	Valuation Committee	Dividend Committee	Nominating and Governance Committee
Sun Capital All Cap Fund	5	2	2	2	4
Sun Capital Investment Grade Bond Fund	5	2	0	2	4
Sun Capital Money Market Fund	5	2	0	2	4
Sun Capital Real Estate Fund	5	2	0	2	4
SC Davis Venture Value Fund	5	2	1	2	4
SC Oppenheimer Main Street Small Cap Fund	5	2	3	2	4
SC FI Large Cap Growth Fund	3	1	0	2	4
SC Blue Chip Mid Cap Fund	5	2	10	2	4

D-

Exhibit E: Compensation of Independent Trustees Paid by Each Fund

Set forth in the table below is information regarding compensation paid by each Fund to the Independent Trustees during each Fund’s most recently completed fiscal year ended December 31, 2006.
The Trust pays the Independent Trustees for their service as Trustees. The Independent Trustees each receive from the Trust an annual fee of $18,000, a $2,625 fee for each in-person trustees meeting attended, a $1,000 fee for certain telephonic Trustees meetings attended, a $1,375 fee for each Committee meeting attended, plus reimbursement for out-of-pocket expenses incurred in attending such meetings. The Independent Chairman of the Board (Mr. Searcy) receives from the Trust an annual retainer of $11,000 for services as Chairman. The Chairmen of the Audit Committee (Mr. Castellano) and Nominating and Governance Committee (Mr. Paddock) receive an annual retainer of $4,000 and $2,000, respectively. Mr. Anderson is not compensated for serving as Trustee to the Funds because he is not an Independent Trustee. Ms. Driscoll did not serve as a Trustee during 2006 and thus did not receive any compensation from the Trust during the fiscal year ended December 31, 2006. The dollar amounts shown in the chart below reflect each Fund’s share of the total compensation described above, taking into account the actual retainer and meeting attendance fees paid to each Trustee.

Fund	Castellano	Paddock	Searcy
Sun Capital All Cap Fund	$6,223.22	$4,571.43	$4,562.50
Sun Capital Investment Grade Bond Fund	$6,223.22	$4,571.43	$4,562.50
Sun Capital Money Market Fund	$6,223.22	$4,571.43	$4,562.50
Sun Capital Real Estate Fund	$6,223.21	$4,571.42	$4,562.50
SC Davis Venture Value Fund	$6,223.21	$4,571.43	$4,562.50
SC Oppenheimer Main Street Small Cap Fund	$6,223.21	$4,571.43	$4,562.50
SC FI Large Cap Growth Fund	$3,687.50	$2,250.00	$2,812.50
SC Blue Chip Mid Cap Fund	$6,223.21	$4,571.43	$4,562.50

E-

Exhibit F: Information Pertaining to Officers of the Funds

Certain biographical and other information relating to the officers of the Funds is set forth below. None of the officers listed below receives compensation from any Fund.

Name, Address and Age	Position with the Funds	Length of Service	Principal Occupation During Past Five Years

James F. Alban One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1962	Chief Financial Officer and Treasurer.	Elected in 1998.
Managing Director and Chief Financial Officer, Sun Capital Advisers LLC since 2000. Assistant Vice President, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1998.

Joseph Ciardi One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1967	Chief Compliance Officer	Elected in 2006.
Chief Compliance Officer, Sun Capital Advisers LLC since 2006. Prior to joining Sun Capital Advisers LLC, he was Deputy Chief Compliance Officer and Senior Vice President, Adams Harkness, Inc. since 1996.

John W. Donovan One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1965	Vice President.	Elected in 2002.	Managing Director, Sun Capital Advisers LLC since 2003. Assistant Vice President, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 2001.
Richard R. Gable One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1970	Vice President.	Elected in 2005.	Managing Director, Sun Capital Advisers LLC since 2006. Assistant Vice President, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1998.
Evan S. Moskovit One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1965	Vice President.	Elected in 2002.	Senior Managing Director, Sun Capital Advisers LLC since 2002. Assistant Vice President, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1989.
Maura A. Murphy, Esq. One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1960	Secretary.	Elected in 1998.
Managing Director and General Counsel, since 2000, and Secretary since 1998, Sun Capital Advisers LLC. Assistant Vice President and Senior Counsel, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1998.

F-

Name, Address and Age	Position with the Funds	Length of Service	Principal Occupation During Past Five Years

Thomas V. Pedulla One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1966	Vice President.	Elected in 2003.	Senior Managing Director, Sun Capital Advisers LLC since 2000. Vice President, Real Estate, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1991.
Leo D. Saraceno One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1962	Vice President.	Elected in 2001.	Senior Managing Director, Sun Capital Advisers LLC since 2001. Assistant Vice President, Equities, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1986.
Michael A. Savage One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1964	Vice President.	Elected in 2002.	Managing Director of Sun Capital Advisers LLC since 2003. Assistant Vice President, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1993.
Bonnie L. Ward One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1950	Vice President.	Elected in 2006.	Director of Sun Capital Advisers LLC since 2006. Director of Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1973.
Steven P. Wyman One Sun Life Executive Park Wellesley, MA 02481 Year of Birth: 1961	Vice President.	Elected in 2002.	Senior Managing Director of Sun Capital Advisers LLC since 2002. Vice President and Section Head, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1997.

F-

Exhibit G: Information Concerning the Trust’s Independent Registered Public Account Firm

The Board of the Trust, including a majority of the Independent Trustees of the Trust, has selected the firm of Deloitte & Touche LLP (“D&T”) to audit the financial statements of each Fund for the current fiscal year. The Funds know of no direct or indirect financial interest of D&T in any Fund. Representatives of D&T are not expected to be present at the Meeting.

The following table sets forth the amount D&T billed the Funds for professional services rendered by D&T for the two fiscal years indicated in the table.

Fund	Fiscal Year Ended	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees	Total Fees for Services Provided to Fund

Sun Capital All Cap Fund	12/31/06* 12/31/05	$28,215 $28,500	$0 $0	$3,950 $4,075	$32,165 $32,575

Sun Capital Investment Grade Bond Fund	12/31/06* 12/31/05	$34,650 $29,700	$0 $0	$3,000 $3,085	$37,650 $32,785

Sun Capital Money Market Fund	12/31/06* 12/31/05	$25,575 $24,000	$0 $0	$3,000 $3,085	$28,575 $27,085

Sun Capital Real Estate Fund	12/31/06* 12/31/05	$33,000 $28,500	$0 $0	$3,000 $3,085	$36,000 $31,585

SC Davis Venture Value Fund	12/31/06* 12/31/05	$28,215 $27,100	$0 $0	$3,000 $3,085	$31,215 $30,185

SC Oppenheimer Main Street Small Cap Fund	12/31/06* 12/31/05	$28,215 $27,100	$0 $0	$3,000 $3,085	$31,215 $30,185

SC FI Large Cap Growth Fund	12/31/06* 12/31/05	$24,000 $0	$0 $0	$3,000 $0	$27,000 $0

SC Blue Chip Mid Cap Fund	12/31/06* 12/31/05	$28,215 $27,100	$0 $0	$3,000 $3,085	$31,215 $30,185
____________________

* Consists of estimated fees
(1) Consists of fees for audits of the Funds’ annual financial statements.
(2) Consists of each Fund’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 under the 1940 Act and related Board-approved procedures.

During the Trust’s fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by D&T for non-audit services rendered to the Trust, the Trust’s investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust were $98,250 and $0, respectively, and were less than the aggregate fees billed for those same periods by D&T for audit services rendered to the Trust.

D&T did not bill any Fund, Sun Capital or any entity controlling, controlled by, or under common control with Sun Capital that provides services to a Fund for any professional services rendered for financial information systems design and implementation.

The Audit Committee has adopted policies and procedures that generally provide that the Audit Committee (or in certain circumstances, its Chairman) must pre-approve any audit, audit-related, tax, and other services to be provided by the independent registered public accounting firm to each Fund or to Sun Capital and any entity controlling, controlled by, or under common control with Sun Capital that provides ongoing services to each Fund if the engagement relates directly to operations and financial reporting of each Fund, to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Subject to the terms of the policy, the Chairman of the Audit Committee will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it must be pre-approved by the Audit Committee (or in certain circumstances, its Chairman). Any proposed services exceeding pre-approved cost levels, requires specific pre-approval by the Audit Committee. The Audit Committee has considered the provision of non-audit services rendered to Sun Capital, and any entity controlling, controlled by, or under common control with Sun Capital that provides ongoing services to each Fund and has determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence.

PROXY TABULATOR P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

• Read the Proxy Statement and have this card at hand
• Log on to  www.proxyweb.com
• Follow the on-screen instructions
• Do not mail this proxy card

To vote by Telephone

• Read the Proxy Statement and have this card at hand
• Call toll-free at  1-888-221-0697
• Follow the recorded instructions
• Do not mail this proxy card

To vote by Mail

• Read the Proxy Statement
• Check the appropriate boxes on this proxy card
• Sign, date and return this proxy card
• Mail your completed proxy card in the enclosed envelope

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD

DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE.

I hereby instruct the above referenced insurance company to vote, as indicated on the attached form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Meeting of Shareholders of the Fund (the “Meeting”) to be held on June 25, 2007, at 10:00 a.m. (E.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

DATED: ______________________, 2007

Shareholder(s) sign here  (Sign in the Box)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

rv-sunlife-f

Please fill in a box as shown using black or blue ink or number 2 pencil. X0
PLEASE DO NOT USE FINE POINT PENS.

1. Election of the following nominees as Trustees:

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

(01) James M.A. Anderson

(02) Michael P. Castellano

(03) Dawn-Marie Driscoll

(04) Anthony C. Paddock

(05) William N. Searcy, Jr.

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided above.

In the discretion of the above referenced insurance company, it is authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated

May 21, 2007.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

rv-SL-b

Please fill in a box as shown using black or blue ink or number 2 pencil. X0

PLEASE DO NOT USE FINE POINT PENS.

1. Election of the following nominees as Trustees:

(01) James M.A. Anderson

(02) Michael P. Castellano

(03) Dawn-Marie Driscoll

(04) Anthony C. Paddock

(05) William N. Searcy, Jr.

FOR ALL    WITHHOLD ALL      FOR ALL EXCEPT

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided above.

2. With respect to SC FI Large Cap Growth Fund, to continue to rely on the Trust’s manager of managers order to permit the Trust’s Board of Trustees to appoint subadvisers and to approve amendments to subadvisory agreements without obtaining further shareholder approval.

FOR AGAINST  ABSTAIN

In the discretion of the above referenced insurance company, it is authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated  May 21, 2007.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

PLEASE RETURN THIS VOTING INSTRUCTION FORM PROMPTLY.

rv-SL2-b

PROXY TABULATOR P.O. BOX 9112

FARMINGDALE, NY 11735

To vote

• Read the Proxy Statement

• Check the appropriate boxes on this proxy card

• Sign, date and return this proxy card

PROXY SOLICITED BY THE BOARD OF TRUSTEES
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 25, 2007

SC FI LARGE CAP GROWTH FUND
[INSURANCE COMPANY]

The undersigned hereby appoints James F. Alban and Maura A. Murphy, and either one of them separately, proxies with the full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, at the Special Meeting of Shareholders on June 25, 2007, at 10:00 a.m. (E.T.), or any adjournments thereof all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

PROXY MUST BE SIGNED AND DATED BELOW.

DATED: ______________________, 2007

Shareholder(s) sign here  (Sign in the Box)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

v-sunlife-f

Please fill in a box as shown using black or blue ink or number 2 pencil. X0

PLEASE DO NOT USE FINE POINT PENS.

1. Election of the following nominees as Trustees:

FOR ALL   WITHHOLD ALL    FOR ALL EXCEPT

(01) James M.A. Anderson

(02) Michael P. Castellano

(03) Dawn-Marie Driscoll

(04) Anthony C. Paddock

(05) William N. Searcy, Jr.

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided above.

2. With respect to SC FI Large Cap Growth Fund, to continue to rely on the Trust’s manager of managers order to permit the Trust’s Board of Trustees to appoint subadvisers and to approve amendments to subadvisory agreements without obtaining further shareholder approval.

FOR AGAINST  ABSTAIN

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated May 21, 2007.

PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE RETURN THIS PROXY CARD PROMPTLY.

rv-SL2-b

PROXY TABULATOR P.O. BOX 9112

FARMINGDALE, NY 11735

To vote

• Read the Proxy Statement

• Check the appropriate boxes on this proxy card

• Sign, date and return this proxy card

PROXY SOLICITED BY THE BOARD OF TRUSTEES
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 25, 2007

[FUND]
[INSURANCE COMPANY]

The undersigned hereby appoints James F. Alban and Maura A. Murphy, and either one of them separately, proxies with the full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, at the Special Meeting of Shareholders on June 25, 2007, at 10:00 a.m. (E.T.), or any adjournments thereof all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

PROXY MUST BE SIGNED AND DATED BELOW.

DATED: ______________________, 2007

Shareholder(s) sign here  (Sign in the Box)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

v-sunlife-f

Please fill in a box as shown using black or blue ink or number 2 pencil. X0

PLEASE DO NOT USE FINE POINT PENS.

1. Election of the following nominees as Trustees:

FOR ALL      WITHHOLD ALL         FOR ALL EXCEPT

(01) James M.A. Anderson

(02) Michael P. Castellano

(03) Dawn-Marie Driscoll

(04) Anthony C. Paddock

(05) William N. Searcy, Jr.

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided above.

I hereby revoke any and all voting instructions with respect to such shares heretofore given by me. I acknowledge receipt of the Proxy Statement dated May 21, 2007.

PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE RETURN THIS PROXY CARD PROMPTLY.